UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, BC555, Golden, Colorado 80401

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
1.25% Senior Notes due 2024	TAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Molson Coors Beverage Company (the “Company”) was held on May 15, 2024 in Golden, Colorado. The Company's stockholders voted on three proposals that are described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2024. Set forth below are the matters the stockholders voted on and the final voting results.

Proposal 1:

Votes of the Company's Class A and Class B common stock, respectively, regarding the election of the persons named below as directors for a one-year term were as follows:

CLASS A DIRECTOR NOMINEE	For	Withheld	Broker Non-Votes
Julia M. Brown	5,120,602	342	13,356
David S. Coors	5,104,446	16,498	13,356
Peter H. Coors	5,104,556	16,388	13,356
Mary Lynn Ferguson-McHugh	5,120,566	378	13,356
Gavin D.K. Hattersley	5,120,791	153	13,356
Andrew T. Molson	5,104,455	16,489	13,356
Geoffrey E. Molson	5,104,402	16,542	13,356
Nessa O'Sullivan	5,120,622	322	13,356
Jill Timm	5,120,596	348	13,356
Leroy J. Williams, Jr.	5,120,763	181	13,356
James "Sandy" A. Winnefeld, Jr.	5,120,760	184	13,356

CLASS B DIRECTOR NOMINEE	For	Withheld	Broker Non-Votes
Roger G. Eaton	168,099,282	9,675,273	0
Charles M. Herington	167,005,319	10,769,236	0
H. Sanford Riley	124,561,711	53,212,844	0

Proposal 2:

Votes of the Company's Class A and Class B common stock, together as a single class, regarding the approval, in a non-binding advisory vote, of the compensation of the Company's named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
171,915,694	10,326,551	653,254	13,356

Proposal 3:

Votes of the Company's Class A common stock regarding the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 were as follows:

For	Against	Abstain	Broker Non-Votes
5,134,125	175	0	n/a

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Document Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	May 17, 2024	By:	/s/ Natalie G. Maciolek
Natalie G. Maciolek
Chief Legal & Government Affairs Officer and Secretary

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